UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of Earliest event Reported): August 30, 2013

Joway Health Industries Group Inc.
(Exact name of registrant as specified in its charter)

Nevada	333-108715	98-0221494
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

No. 2 Baowang Road
Baodi Economic Development Zone
Tianjin, PRC 300180
(Address of principal executive offices)

Registrant’s telephone number, including area code: 86-22-58896888

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On August 30, 2013, Socorro Quintero and Shepherd G. Pryor IV resigned as directors of Joway Health Industries Group Inc. (“Joway”).  In addition to their service on Joway’s Board of Directors, Ms. Quintero and Mr. Pryor both served as members of the Board’s Audit Committee. Ms. Quintero and Mr. Pryor’s resignation, which was effective immediately, is not the result of any disagreement with Joway on any matter relating to its operations, policies or practices.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: September 3, 2013

Joway Health Industries Group Inc.
(Registrant)

By:	/s/ Jinghe Zhang
(Signature)

President and Chief Executive Officer
(Title)